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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                              Current Report Pursuant to
                                Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) January 20, 1997
                                                           ----------------


                                   AGTSPORTS, INC.
                                   ---------------
                  (Exact Name of Issuer as specified in its charter)



      COLORADO                      0-21914                  84-1165916
   ---------------                -----------         --------------------------
   (State or other                (Commission         (IRS Employer File Number)
   jurisdiction of                 File No.)
   incorporation)



                                     P.O. Box 620
                                 TAMPA, FLORIDA 33601
                  -------------------------------------------------
                  (Address of principal executive offices zip code)



                                   (813) 661-3209
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


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                                       FORM 8-K

                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          The Registrant has closed on an agreement with a major creditor of the Registrant to convert $1,200,000 of the Registrant's debt, related accrued interest, and certain other rights, to restricted shares of the Registrant's common stock.

          In addition, a lawsuit claiming $2,174,000 in damages from the Registrant has been dismissed. This litigation represented the only remaining material litigation against the Registrant.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AGTsports, INC.


                                       By:  /s/  B. MACK DEVINE
                                          -------------------------------
                                              B. Mack DeVine
                                              Chief Executive Officer

Dated: January 20, 1997